EXHIBIT 32.1

CERTIFICATION FOR QUARTERLY REPORTS ON FORM 10-QSB

In connection with the quarterly report of Solpower Corporation. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James H. Hirst, Chief Executive Officer, President, Director and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in material respects, the financial condition and results of operations of the Company.

Date: November 13, 2007	By:	/s/ James H. Hirst
James H. Hirst
Chief Executive Officer, President, Director
and Principal Accounting Officer